Exhibit 10.1

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of May 19, 2017 (this “Agreement”), to the Credit Agreement dated as of May 17, 2017, among Ashland LLC, a Kentucky limited liability company (the “Borrower”), the Lenders from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, each other L/C Issuer from time to time party thereto and Citibank, N.A., as Syndication Agent, and the various other parties thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”).  Capitalized terms used in this Agreement but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower notified the Administrative Agent that it is requesting a Revolving Commitment Increase in an aggregate amount of $120,000,000 pursuant to Section 2.14(e)(iii)(D) of the Credit Agreement;

WHEREAS, pursuant to Section 2.14(e)(iii)(D) of the Credit Agreement, the Borrower may increase the Revolving Credit Commitments under the Credit Agreement by entering into one or more Incremental Amendments (including this Agreement) with the Administrative Agent and Persons who agree to become Incremental Revolving Credit Lenders and to provide the Post-Closing Revolving Commitments, in each case subject to the terms and conditions set forth in Section 2.14;

WHEREAS, each Incremental Revolving Credit Lender party hereto has indicated its willingness to provide (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, an Incremental Revolving Credit Commitment, as of the date hereof, in the amount set forth opposite such Incremental Revolving Credit Lender’s name on Schedule 1 hereto; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.         Incremental Amendment.  Subject to the terms and conditions set forth herein and pursuant to the provisions of Section 2.14 of the Credit Agreement, each Incremental Revolving Credit Lender hereby agrees, on a several and not joint basis, to extend the Incremental Revolving Credit Commitments in the amount set forth opposite such Incremental Revolving Credit Lender’s name on Schedule 1 hereto which shall take the form of a Revolving Commitment Increase to the Revolving Credit Commitments under the Credit Agreement on the date hereof.  The aggregate principal amount of the Incremental Revolving Credit Commitments shall be $120,000,000. After giving effect to the Incremental Revolving Credit Commitments under this Agreement, (i) the aggregate Revolving Credit Commitments under the Credit Agreement shall be $800,000,000 and (ii) no additional amount of Incremental Commitments shall be available under Section 2.14(e)(iii)(D) of the Credit Agreement.

SECTION 2.         Reallocation of Revolving Credit Exposure.  Upon the Incremental Revolving Amendment Effective Date (as defined below), each of the parties hereto hereby agrees as follows:

(a)            to the extent any Revolving Credit Loans are outstanding on the Incremental Revolving Amendment Effective Date, each of the Revolving Credit Lenders shall assign to each of the Incremental Revolving Credit Lenders, and each of the Incremental Revolving Credit Lenders shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on the Incremental Revolving Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and Incremental Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments after giving effect to the addition of such Incremental Revolving Credit Commitments to the Revolving Credit Commitments;

(b)            each Post-Closing Revolving Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan; and

(c)            each Incremental Revolving Credit Lender shall become a Lender and a Revolving Credit Lender with respect to the Revolving Credit Facility and all matters relating thereto.

It is understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements of the Credit Agreement shall not apply to the reallocation of the outstanding Revolving Credit Loans pursuant to this Section 2.

SECTION 3.         Conditions Precedent to the Effectiveness of this Agreement.  This Agreement shall become effective and the Incremental Revolving Credit Commitment of each Incremental Revolving Credit Lender shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Incremental Revolving Amendment Effective Date”):

(a)            the Administrative Agent’s receipt of executed counterparts of this Agreement executed by each Loan Party party hereto and the Incremental Revolving Credit Lenders, each of which shall be originals, electronic copies or facsimiles unless otherwise specified;

(b)            the Administrative Agent’s receipt of a favorable opinion of (A) Cravath, Swaine & Moore LLP, special New York counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent and (B) Dinsmore & Shohl, as special Kentucky counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent;

(c)            the Borrower shall have paid to the Administrative Agent all reasonable and documented out-of-pocket costs and expenses (but including, in any event, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent), of the Administrative Agent;

(d)            the Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Loan A-1 Lenders, the Term Loan A-2 Lenders and the Revolving Credit Lenders (including the Incremental Revolving Credit Lender hereunder), an amount equal to (x) the aggregate amount of all Term Loan A-1 Upfront Fees, Term Loan A-2 Upfront Fees and Revolver Upfront Fees (in each case, as defined in the Engagement Letter) required to be paid pursuant to the Engagement Letter to the Lenders based on the Post-Closing Date Allocations (as defined in the Joinder to the Engagement Letter, dated as of May 19, 2017 (the “Joinder Agreement”)) less (y) the aggregate amount paid by the Borrower to the Administrative Agent on the Closing Date in respect of the Term Loan A-1 Upfront Fees, Term Loan A-2 Upfront Fees and Revolver Upfront Fees to be held until the Post-Closing Payment Date pursuant to the Joinder Agreement;

(e)            the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower dated as of the Incremental Revolving Amendment Effective Date signed by a Responsible Officer certifying that, before and after giving effect to this Agreement, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Incremental Revolving Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as the case may be) as of such earlier date; and

(f)            no Event of Default has occurred and is continuing on and as of the Incremental Revolving Amendment Effective Date and immediately after giving effect to the Incremental Revolving Credit Commitments.

SECTION 4.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or electronic means, including by e-mail with a “pdf” copy attached, of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a hard copy signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic format.

SECTION 5.         Governing Law, Jurisdiction and Waiver of Right to Trial by Jury.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The jurisdiction and waiver of right to trial by jury provisions in Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 6.         Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7.         Reaffirmation.  Each Loan Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, (i) its obligations under the Loan Documents to which it is a party and (ii) its guarantee of the Obligations pursuant to the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, with all such Liens continuing in full force and effect immediately after giving effect to this Agreement.

SECTION 8.         Effect of Amendment.  This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents. Except as expressly set forth herein, this Agreement (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Swing Line Lenders or the L/C Issuers, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ASHLAND LLC, as Borrower

By:	/s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President and Treasurer

ASH GP INC.,
ASHLAND CHEMCO INC.,
ASHLAND GLOBAL HOLDINGS INC.,
ASHLAND INTERNATIONAL HOLDINGS LLC,
ASHLAND SPECIALTY INGREDIENTS G.P.,
HERCULES LLC,
INTERNATIONAL SPECIALTY HOLDINGS LLC,
INTERNATIONAL SPECIALTY PRODUCTS INC.,
ISP CHEMCO LLC
ISP CHEMICALS LLC,
ISP GLOBAL TECHNOLOGIES INC.,
ISP INVESTMENTS LLC,
ISP TECHNOLOGIES INC.,
ALERA TECHNOLOGIES, INC.,
ALIX TECHNOLOGIES, INC.,
AVOCA, INC.,
IMPROVERA USA, LLC,
PHARMACHEM LABORATORIES UTAH, LLC,
PHARMACHEM LABORATORIES, INC.,
PROPRIETARY NUTRITIONALS, INC.,

each as Guarantor

By:	/s/ Eric N. Boni
Name: Eric N. Boni
Title: Authorized Signatory

[Signature Page to Ashland Amendment No. 1]

CITIBANK, N.A.,
as an Incremental Revolving Credit Lender

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Managing Director & Vice President

[Signature Page to Ashland Amendment No. 1]

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

[Signature Page to Ashland Amendment No. 1]

Schedule 1

Incremental Revolving Credit Commitment Schedule

Name of Incremental Revolving Credit Lender	Incremental Revolving Credit Commitments

Citibank, N.A.	$120,000,000.00

Total:	$120,000,000.00

Schedule I - 1